                                  EXHIBIT 99.1
                            Mohawk Industries, Inc.
                     Press Release dated November 20, 1998



NEWS RELEASE
------------
                                   [LOGO OF MOHAWK INDUSTRIES INC. APPEARS HERE]

                                              POST OFFICE BOX 12069
                                              SOUTH INDUSTRIAL BLVD.
                                              CALHOUN, GA 30703
                                              (706) 629-7721

FOR RELEASE:        IMMEDIATELY
CONTACT:            JOHN D. SWIFT, CHIEF FINANCIAL OFFICER

           MOHAWK INDUSTRIES, INC. RESTATES 1997 AND 1998 STATEMENTS
                  OF EARNINGS FOR WORLD CARPETS, INC. MERGER

Calhoun, Georgia, November 20, 1998 - Mohawk Industries, Inc. (NYSE: MHK) exchanged 4,899,992 shares of its common stock for all of the outstanding capital stock of World Carpets, Inc., on November 12, 1998, in a business combination accounted for under the pooling-of-interests basis of accounting.
On November 12, 1998, the Securities and Exchange Commission declared effective a registration statement to register for resale 4,899,992 shares of Mohawk's common stock issued in connection with the merger. The supplemental consolidated financial statements included in the registration statement give retroactive effect to the merger. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. The financial statements included in the registration statement and attached to the press release do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Mohawk after financial statements covering the date of consummation of the business combination are issued. The attached consolidated statements of earnings data of Mohawk for the year and each of the fiscal quarters in the year ended December 31, 1997 and the nine months and each of the fiscal quarters in the nine month period ended September 26, 1998 have been restated to give retroactive effect to the merger of Mohawk and World.

Mohawk is a leading producer of woven and tufted broadloom carpet and rugs for residential and commercial applications. The Company designs, manufactures and markets carpet in a broad range of colors, textures and patterns and is widely recognized through its premier brand names, some of which include "Aladdin," "Alexander Smith," "Bigelow," "Galaxy," "Harbinger," "Helios," "Horizon," "Karastan," "Mohawk," "Mohawk Commercial" and "World." Mohawk offers a broad line of washable accent and bath rugs through Aladdin and Newmark & James; area rugs through Karastan, American Rug Craftsmen and American Weavers; and decorative throws, placemats, table runners and kitchen chair pads through American Weavers. Mohawk also offers a complete laminate product line under the INSIGNIA brand name and distributes carpet padding and ceramic tile. The Company markets its products primarily through retailers and commercial dealers.
                                     #####

                            MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA
                     NINE MONTHS ENDED SEPTEMBER 26, 1998
                     (in thousands, except per share data)

                                                          Fiscal Quarters Ended               Nine
                                                     ---------------------------------    Months Ended
                                                     March 28,    June 27,    Sept. 26,     Sept. 26,
                                                       1998         1998         1998         1998
                                                     --------    --------     --------     ----------
                                                                                           C>
Net sales                                            $559,963    $660,441     $689,994     $1,910,398
Cost of sales                                        $435,096    $494,735     $522,936     $1,452,767
                                                     --------    --------     --------     ----------
      Gross profit                                   $124,867    $165,706     $167,058     $  457,631
Selling, general and administrative expenses         $ 91,337    $102,713     $101,973     $  296,023
                                                     --------    --------     --------     ----------
      Operating income                               $ 33,530    $ 62,993     $ 65,085     $  161,608
                                                     --------    --------     --------     ----------
Other expense:
  Interest expense                                   $  7,561    $  7,604     $  6,836     $   22,001
  Other expense (income), net                        $   (240)   $    444     $    598     $      802
                                                     --------    --------     --------     ----------
                                                     $  7,321    $  8,048     $  7,434     $   22,803
                                                     --------    --------     --------     ----------
      Earnings before income taxes                   $ 26,209    $ 54,945     $ 57,651     $  138,805
Income taxes                                         $ 11,614    $ 21,450     $ 22,928     $   55,992
                                                     --------    --------     --------     ----------
      Net earnings                                   $ 14,595    $ 33,495     $ 34,723     $   82,813
                                                     ========    ========     ========     ==========

Basic earnings per share                             $   0.26    $   0.59     $   0.61     $     1.45
                                                     ========    ========     ========     ==========

Weighted-average common shares outstanding             57,116      57,227       57,285         57,210
                                                     ========    ========     ========     ==========

Diluted earnings per share                           $   0.25    $   0.58     $   0.60     $     1.43
                                                     ========    ========     ========     ==========

Weighted-average common and dilutive potential
  common shares outstanding                            57,827      58,024       58,019         57,957
                                                     ========    ========     ========     ==========

                            MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA
                         YEAR ENDED DECEMBER 31, 1997
                     (in thousands, except per share data)

                                                                     Fiscal Quarters Ended
                                                         ----------------------------------------------    Year Ended
                                                         March 29,    June 28,    Sept. 27,    Dec. 31,     Dec. 31,
                                                           1997         1997         1997        1997         1997
                                                         --------     --------     --------    --------    ----------
Net sales                                                $514,993     $581,539     $600,843    $629,966    $2,327,341
Cost of sales                                            $405,112     $451,687     $464,612    $486,726    $1,808,137
                                                         --------     --------     --------    --------    ----------
      Gross profit                                       $109,881     $129,852     $136,231    $143,240    $  519,204
Selling, general and administrative expense              $ 85,042     $ 86,775     $ 90,748    $ 91,963    $  354,528
Carrying value reduction of assets held for sale                                               $  5,500    $    5,500
Compensation expense for stock option exercises                                                $  2,600    $    2,600
                                                         --------     --------     --------    --------    ----------
      Operating income                                   $ 24,839     $ 43,077     $ 45,483    $ 43,177    $  156,576
                                                         --------     --------     --------    --------    ----------
Other expense:
  Interest expense                                       $  9,640     $  9,458     $  8,618    $  6,835    $   34,551
  Other expense (income), net                            $   (725)    $    556     $    535    $     81    $      447
                                                         --------     --------     --------    --------    ----------
                                                         $  8,915     $ 10,014     $  9,153    $  6,916    $   34,998
                                                         --------     --------     --------    --------    ----------
      Earnings before income taxes                       $ 15,924     $ 33,063     $ 36,330    $ 36,261    $  121,578
Income taxes                                             $  7,193     $ 14,164     $ 14,146    $ 12,651    $   48,154
                                                         --------     --------     --------    --------    ----------
      Net earnings                                       $  8,731     $ 18,899     $ 22,184    $ 23,610    $   73,424
                                                         ========     ========     ========    ========    ==========

Basic earnings per share                                 $   0.15     $   0.33     $   0.39    $   0.41    $     1.29
                                                         ========     ========     ========    ========    ==========

Weighted-average common shares outstanding                 56,679       56,707       56,835      57,029        56,812
                                                         ========     ========     ========    ========    ==========

Diluted earnings per share                               $   0.15     $   0.33        $0.39       $0.41    $     1.28
                                                         ========     ========     ========    ========    ==========

Weighted-average common and dilutive potential
  common shares outstanding                                57,214       57,078       57,354      57,568        57,303
                                                         ========     ========     ========    ========    ==========